UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

BigCommerce Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39423	46-2707656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11305 Four Points Drive

Building II, Suite 100

Austin, Texas 78726

(Address of principal executive offices, including zip code)

(512) 865-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series 1 Common Stock, $ 0.0001 par value per share	BIGC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 5, 2024, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of BigCommerce Holdings, Inc. (the “Company”) approved grants of performance-based restricted stock unit awards covering shares of the Company’s common stock (the “awards”) to each of Brent Bellm, Daniel Lentz, Russell Klein, Brian Dhatt, Chuck Cassidy and Hubert Ban (the “Executives”) under the Company’s 2020 Equity Incentive Plan, as may be amended from time to time (the “Plan”) and the Performance Unit Agreement thereunder, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The awards consisted of (i) performance-based restricted stock units subject to vesting based on the Company’s adjusted earnings before interest, taxes, depreciation and amortization (the “adjusted EBITDA restricted stock units”), (ii) performance-based restricted stock units subject to vesting based on the Company’s revenue (the “revenue restricted stock units”), and (iii) performance-based restricted stock units subject to vesting based on the Company’s total stockholder return (the “TSR restricted stock units”).

The following is a brief description of the material terms and conditions of the awards.

Adjusted EBITDA Restricted Stock Units

General. Pursuant to the adjusted EBITDA restricted stock unit awards, each Executive is eligible to vest in a number of restricted stock units ranging from 0% to 200% of the target number of adjusted EBITDA restricted stock units granted, based on attainment of certain adjusted EBITDA goals during each year of a three-year performance period commencing January 1, 2024 and ending December 31, 2026. The Compensation Committee will determine the threshold, target and maximum adjusted EBITDA goals for each year of the performance period no later than 90 days following the beginning of such year.

Vesting. Subject to the Executive’s continued service through the applicable vesting date, up to one-third of the total adjusted EBITDA restricted stock units will be eligible to vest based on the Company’s achievement of adjusted EBITDA goals for the applicable year, with the actual number of adjusted EBITDA restricted stock units that vest determined by multiplying (i) one-third of the total number of adjusted EBITDA restricted stock units (at target), by (ii) the applicable “vesting percentage,” as set forth below:

Adjusted EBITDA Achievement Level	Vesting Percentage
Maximum	200%
Target	100%
Threshold	0%
Below Threshold	0%

If the Company’s achievement of adjusted EBITDA goals for the applicable year falls between the levels specified above, the percentage of adjusted EBITDA restricted stock units that vest will be determined using straight line linear interpolation between such levels.

Following the completion of the applicable year, the Compensation Committee will determine achievement of the adjusted EBITDA goals for such year and the number of adjusted EBITDA restricted stock units that have become vested with respect to such year (the date of such determination by the Compensation Committee, the “adjusted EBITDA vesting date”). Any adjusted EBITDA restricted stock units eligible to vest on an adjusted EBITDA vesting date that do not vest will be forfeited without consideration therefor and the Executive will have no further right or interest in or with respect to such forfeited adjusted EBITDA restricted stock units.

Certain Terminations of Service. If the Executive’s service is terminated by the Company or its affiliates (collectively, the “Company Group”) without “cause” or by the Executive for “good reason” (each as defined in the applicable grant notice) (i) prior to the final adjusted EBITDA vesting date for the performance period, and (ii) within three months prior to the consummation of a “change in control” of the Company (as defined in the Plan), then subject to the Executive’s execution of an effective release of claims, a pro-rated number of the adjusted EBITDA restricted stock units will vest upon such change in control, determined by multiplying (x) one-third of the total number of adjusted EBITDA restricted stock units (at target), by (y) a fraction, the numerator of which is the number of days elapsed between the beginning of the applicable year of the performance period in which the change in control is consummated and the date of the Executive’s termination of service, and the denominator of which is 365.

Except as described above, if the Executive’s service with the Company Group terminates for any reason, any then-unvested adjusted EBITDA restricted stock units will be cancelled and forfeited without consideration therefor and the Executive will have no further right or interest in or with respect to such forfeited adjusted EBITDA restricted stock units.

Change in Control. If a change in control of the Company is consummated, subject to the Executive’s continued service immediately prior to the change in control, then (i) if such change in control is consummated prior to the adjusted EBITDA vesting date for the year of the performance period ending prior to the year in which the change in control is consummated, a number of adjusted EBITDA restricted stock units for such year will vest immediately prior to such change in control, determined by multiplying (x) one-third of the total number of adjusted EBITDA restricted stock units (at target), by (y) the applicable “vesting percentage” set forth above (determined based on actual performance for the relevant year) and (ii) one-third of the total number of adjusted EBITDA restricted stock units (at target) (representing the adjusted EBITDA restricted stock units eligible to vest with respect to the year in which the change in control is consummated) will vest immediately prior to such change in control.

Payment. Any adjusted EBITDA restricted stock units that become vested will be paid to the Executive in whole shares of Company common stock within 30 days after the applicable vesting date.

Awards. The following amounts represent the number of adjusted EBITDA restricted stock units that would vest at target for each of the adjusted EBITDA restricted stock unit awards granted to the Executives:

Executive	Target Units
Brent Bellm	63,493
Daniel Lentz	34,130
Russell Klein	20,637
Brian Dhatt	22,224
Chuck Cassidy	6,747
Hubert Ban	5,557

The foregoing summary is qualified in its entirety by reference to the full text of the Company’s Notice of Grant of Performance Units (Adjusted EBITDA), a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Revenue Restricted Stock Units

General. Pursuant to the revenue restricted stock unit awards, each Executive is eligible to vest in a number of restricted stock units ranging from 0% to 200% of the target number of revenue restricted stock units granted, based on attainment of certain revenue goals during each year of a three-year performance period commencing January 1, 2024 and ending December 31, 2026. The Compensation Committee will determine the threshold, target and maximum revenue goals for each year of the performance period no later than 90 days following the beginning of such year.

Vesting. Subject to the Executive’s continued service through the applicable vesting date, up to one-third of the total revenue restricted stock units will be eligible to vest based on achievement of the Company’s revenue goals for the applicable year, with the actual number of revenue restricted stock units that vest determined by multiplying (i) one-third of the total number of revenue restricted stock units (at target), by (ii) the applicable “vesting percentage,” as set forth below:

Revenue Achievement Level	Vesting Percentage
Maximum	200%
Target	100%
Threshold	0%
Below Threshold	0%

If the Company’s achievement of revenue goals for the applicable year falls between the levels specified above, the percentage of revenue restricted stock units that vest will be determined using straight line linear interpolation between such levels.

Following the completion of the applicable year, the Compensation Committee will determine achievement of the revenue goals for the applicable year and the number of revenue restricted stock units that have become vested with respect to such year (the date of such determination by the Compensation Committee, the “revenue vesting date”). Any revenue restricted stock units eligible to vest on a revenue vesting date that do not vest will be forfeited without consideration therefor and the Executive will have no further right or interest in or with respect to such forfeited revenue restricted stock units.

Certain Terminations of Service. If the Executive’s service is terminated by the Company Group without “cause” or by the Executive for “good reason” (each as defined in the applicable grant notice) (i) prior to the final revenue vesting date for the performance period, and (ii) within three months prior to the consummation of a change in control of the Company, then subject to the Executive’s execution of an effective release of claims, a pro-rated number of the revenue restricted stock units will vest upon such change in control, determined by multiplying (x) one-third of the total number of revenue restricted stock units (at target), by (y) a fraction, the numerator of which is the number of days elapsed between the beginning of the applicable year of the performance period in which the change in control is consummated and the date of the Executive’s termination of service, and the denominator of which is 365.

Except as described above, if the Executive’s service terminates for any reason, any then-unvested revenue restricted stock units will be cancelled and forfeited without consideration therefor and the Executive will have no further right or interest in or with respect to such forfeited revenue restricted stock units.

Change in Control. If a change in control of the Company is consummated, subject to the Executive’s continued service immediately prior to such change in control, then (i) if a change in control is consummated prior to the revenue vesting date for the year of the performance period ending prior to the year in which the change in control is consummated, a number of revenue restricted stock units for such year will vest immediately prior to such change in control, determined by multiplying (x) one-third of the total number of revenue restricted stock units (at target), by (ii) the applicable “vesting percentage” set forth above (determined based on actual performance for the relevant year) and (ii) one-third of the total number of revenue restricted stock units (at target) (representing the revenue restricted stock units eligible to vest with respect to the year in which the change in control is consummated) will vest immediately prior to such change in control.

Payment. Any revenue restricted stock units that become vested will be paid to the Executive in whole shares of Company common stock within 30 days after the applicable vesting date.

Awards. The following amounts represent the number of revenue restricted stock units that would vest at target for each of the revenue restricted stock unit awards granted to the Executives:

Executive	Target Units
Brent Bellm	63,493
Daniel Lentz	34,130
Russell Klein	20,637
Brian Dhatt	22,224
Chuck Cassidy	6,747
Hubert Ban	5,557

The foregoing summary is qualified in its entirety by reference to the full text of the Company’s Notice of Grant of Performance Units (Revenue), a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

TSR Restricted Stock Units

General. Pursuant to the TSR restricted stock unit awards, each Executive is eligible to vest in a number of restricted stock units ranging from 0% to 200% of the target number of TSR restricted stock units granted, based on the Company’s total stockholder return during a three year performance period commencing January 1, 2024 and ending December 31, 2026 relative to the total stockholder return of the Russell 2000 Index (the “Russell 2000 Relative Performance”).

Vesting. Subject to the Executive’s continued service through the applicable vesting date, up to 200% of the target number of TSR restricted stock units granted to the Executive will be eligible to vest based on the Russell 2000 Relative Performance during the performance period, with the actual number of TSR restricted stock units that vest with respect to the performance period determined by multiplying (i) the total number of TSR restricted stock units (at target), by (ii) the applicable “vesting percentage,” as set forth below:

	Russell 2000 Relative Performance	Vesting Percentage
Stretch	≥ 90th percentile	200%
Maximum	75th percentile	150%
Target	50th percentile	100%
Threshold	25th percentile	50%
Below Threshold	<25th percentile	0%

If the Russell 2000 Relative Performance falls between the levels specified above, the percentage of TSR restricted stock units that vest will be determined using straight line linear interpolation between such levels. Notwithstanding the foregoing, if the Company’s absolute total stockholder return during the three-year performance period is negative, the vesting percentage will not exceed 100%.

Following the completion of the performance period, the Compensation Committee will determine the Russell 2000 Relative Performance, the absolute total shareholder return and the number of TSR restricted stock units that have become vested with respect to the performance period (the date of such determination by the Compensation Committee, the “TSR vesting date”). Any TSR restricted stock units that have not become vested as of the TSR vesting date will be forfeited without consideration therefor and the Executive will have no further right or interest in or with respect to such forfeited TSR restricted stock units.

Certain Terminations of Service. If the Executive’s service is terminated by the Company Group without “cause” or by the Executive for “good reason” (each as defined in the grant notice) (i) prior to the TSR vesting date, and (ii) within three months prior to the consummation of a change in control of the Company, then subject to the Executive’s execution of an effective release of claims, a pro-rated number of TSR restricted stock units will vest upon such change in control, determined by multiplying (x) the target number of TSR restricted stock units subject to the award, by (y) a fraction, the numerator of which is the number of days elapsed between January 1, 2024 and the date of the Executive’s termination of service and the denominator of which is 1,095.

Except as described above, if the Executive’s service terminates for any reason, any then-unvested TSR restricted stock units will be cancelled and forfeited without consideration therefor and the Executive will have no further right or interest in or with respect to such forfeited TSR restricted stock units.

Change in Control. If a change in control is consummated, subject to the Executive’s continued service immediately prior to such change in control, a pro-rated number of TSR restricted stock units will vest immediately prior to such change in control, determined by multiplying (i) the target number of TSR restricted stock units subject to the award, by (ii) a fraction, the numerator of which is the number of days elapsed between the first day of the performance period and the date of the change in control and the denominator of which is 1,095.

Payment. Any TSR restricted stock units that become vested will be paid to the Executive in whole shares of Company common stock within 30 days after the applicable vesting date.

Awards. The following amounts represent the number of TSR restricted stock units that would vest at target for each of the TSR restricted stock unit awards granted to the Executives:

Executive	Target Units
Brent Bellm	63,494
Daniel Lentz	34,130
Russell Klein	20,636
Brian Dhatt	22,222
Chuck Cassidy	6,746
Hubert Ban	5,556

The foregoing summary is qualified in its entirety by reference to the full text of the Company’s Notice of Grant of Performance Units (Total Stockholder Return), a copy of which is attached hereto as Exhibit 10.4 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Performance Unit Agreement
10.2	Form of Notice of Grant of Performance Units (Adjusted EBITDA)
10.3	Form of Notice of Grant of Performance Units (Revenue)
10.4	Form of Notice of Grant of Performance Units (Total Stockholder Return)
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BigCommerce Holdings, Inc.

Date: March 8, 2024	By:	/s/ Chuck Cassidy
Chuck Cassidy
General Counsel